UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2009

LEASE EQUITY APPRECIATION FUND I, L.P.
(Exact name of registrant as specified in its charter)

Delaware	333-84730	68-0492247
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 South Poplar Street, Suite 101, Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 819-5556

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of October 7, 2009, Tonya Zweier resigned from her position as the chief accounting officer of the Registrant’s general partner to pursue other business opportunities.  Ms. Zweier has agreed to serve as a consultant on a short-term basis to assist with the Registrant’s transition.

Robert K. Moskovitz, the chief financial officer of the Registrant’s general partner, will retain his current position and assume the role of chief accounting officer.  Mr. Moskovitz previously held both positions for the Registrant’s general partner prior to Ms. Zweier’s hiring.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEASE EQUITY APPRECIATION FUND I, L.P.

	By:	LEAF Financial Corporation,
its general partner

Date: October 7, 2009	By:	/s/ Robert K. Moskovitz
	Name:	Robert K. Moskovitz
	Title:	Chief Financial Officer